CYMEDIX CORPORATION
                         (A DEVELOPMENT STAGE COMPANY)
                             FINANCIAL STATEMENTS
                 DECEMBER 31, 1997 AND 1996CYMEDIX CORPORATION
                         (A DEVELOPMENT STAGE COMPANY)





                               TABLE OF CONTENTS
                               -----------------



                                                                  Page
                                                                  ----

Independent  Auditors'  Report                                     F-1

Financial  Statements

     Balance  Sheet                                                F-2

     Statements  of  Operations                                    F-3

     Statements  of  Changes  in  Stockholders'  Equity            F-4

     Statements  of  Cash  Flows                                   F-5

Notes  to  Financial  Statements                                   F-6








                         INDEPENDENT AUDITORS' REPORT


To  the  Board  of  Directors  and  Stockholders
Cymedix  Corporation
Denver,  Colorado


We have audited the balance sheet of Cymedix Corporation, as of December 31, 1997, and the related statements of operations and changes in stockholders' equity, and cash flows for the years ended December 31, 1997 and 1996 and for the period from inception to December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Cymedix Corporation as of December 31, 1997, and the results of their operations and their cash flows for the years December 31, 1997 and 1996 and for the period from inception to December 31, 1997 in conformity with generally accepted accounting principles.

The Company is in the development stage and has not yet begun its planned principal operations. The Company's ability to continue to develop and market its proprietary technology is dependent upon its ability to obtain future funding. Management's plans regarding those matters are described in Note 2.




                                    /s/ Ehrhardt Keefe Steiner & Hottman PC
                                        Ehrhardt  Keefe  Steiner  &  Hottman PC

February  13,  1998
Denver,  Colorado




                              CYMEDIX CORPORATION
                         (A DEVELOPMENT STAGE COMPANY)
                                 BALANCE SHEET
                               DECEMBER 31, 1997

                                     ASSETS
Current  assets
 Cash                                   $    4,737
                                          --------
                                             4,737
                                          --------

Property and equipment, net (Note 3)        20,829
                                          --------

Total                                   $   25,566
                                         =========

                     LIABILITIES AND STOCKHOLDERS' EQUITY


Current  liabilities
 Accounts  payable                      $   126,726
 Accrued  expenses                          108,834
 Accrued  payroll  taxes                    117,839
 Notes  payable  (Note  4)                  572,500
                                          ---------
   Total  current  liabilities              925,899
                                          ---------

Commitments  (Notes  5,  6,  7  and  8)

Stockholders'  deficit  (Note  6)
 Common  stock,  no  par value, 5,000,000
  shares authorized 845,785 issued and
  outstanding                               283,342
 Preferred Series A, cumulative
  convertible, 50 shares issued and
  outstanding, liquidation  preference
  $297,600                                  270,400
 Preferred  Series  B,  cumulative
  convertible  138,705 shares issued and
  outstanding,  liquidation  preference
  $314,583                                  284,623
 Deficit  accumulated  during  the
   development  stage                    (1,738,698)
                                          ---------
   Total  stockholders'  deficit           (900,333)
                                          ---------

Total                                   $    25,566
                                         ==========


                             See notes to financial statements.

                             CYMEDIX CORPORATION
                       (A Development Stage Company)

                           STATEMENTS OF OPERATIONS



                               Cumulative
                                 from                For the Year Ended
                              Inception to              December 31,
                              December 31,    -----------------------------
                                 1997           1997                 1996
                              -----------     --------             --------
Costs  and  expenses
 General  and administrative   $ 1,100,167    $ 557,320         $  542,847
 Research  and  development        557,880      319,575            238,305
 Interest                           72,010       39,010             33,000
 Depreciation                        8,641        5,802              2,839
                                ----------      --------          ---------

Net  loss                       (1,738,698)    (921,707)          (816,991)

Preferred  stock  dividends         28,580       28,580                  -
                                 ---------      --------           --------

Net  loss  applicable  to
 common  shareholders          $(1,767,278)   $(950,287)         $(816,991)
                                ==========     ========           ========

Basic  loss  per  share              (4.12)       (1.60)             (3.09)
                                ==========     ========           ========

Weighted  average  common
 shares  outstanding               428,643      593,286            264,000
                                ==========     ========           =========


                                See notes to financial statements.



                              CYMEDIX CORPORATION
                         (A DEVELOPMENT STAGE COMPANY)

                STATEMENTS OF CHANGES IN STOCKHOLDER'S DEFICIT
                          DECEMBER 31, 1997 AND 1996


                                      Common Stock    Series A Preferred Stock
                                    -----------------     ------------------
                                    Shares      Amount    Shares      Amount
                                    ------      ------    ------      ------

Balance  -  January  1,  1996
  (date  of  inception)                -        $    -        -       $    -

Issuances  of  common  stock       389,000      151,000       -            -

Issuances  of  preferred  stock        -             -        50       284,000

Net  loss                              -             -         -            -
                                  ---------    ---------  --------    --------

Balance,  December  31,  1996      389,000      151,000       50       284,000

Issuance  of  common  stock
 for  cash  and  services          456,785      132,342        -            -

Issuances of preferred stock            -            -         -            -

Preferred  dividends                    -            -         -       (13,600)

Net  loss                               -            -         -            -
                                   --------     -------   --------   ---------

Balance,  December  31,  1997      845,785   $  283,342       50      $270,400
                                   =======     =========  ========     ========

Continued below.



                                     Series B
                                  Preferred Stock
                                 ------------------    Accumulated
                                 Shares       Amount      Deficit     Total
                                 ------       ------   -----------  ----------
Balance - January 1, 1996
 (date of inception)                 -       $     -     $     -     $   -

Issuances of common stock            -             -           -      151,000

Issuances of preferred stock       92,594     200,003          -      484,003

Net loss                             -             -      (816,991)   (816,991)
                                ----------  ----------  -----------  ---------

Balance, December 31, 1996         92,594     200,003     (816,991)   (181,988)

Issuances of common stock for
 cash and services                   -              -          -       132,342

Issuances of preferred stock       46,111       99,600         -        99,600

Preferred dividends                  -         (14,980)        -       (28,580)

Net loss                             -              -      (921,707)  (921,707)
                                 ---------    ---------   ---------   --------

Balance, December 31, 1997        138,705      $284,623 $(1,738,698) $(900,333)
                                ===========   =========  ==========   =========



                           CYMEDIX CORPORATION
                      (A Development Stage Company)

                         STATEMENTS OF CASH FLOWS


                                        Cumulative
                                      from Inception    For the Year Ended
                                            to              December 31,
                                        December 31,    -------------------
                                            1997         1997          1996
                                      --------------    -------    ---------

Cash  flows  from  operating  activities
 Net loss                               $(1,738,698)  $(921,707)   $(816,991)
                                         ----------    --------     --------
 Adjustments  to reconcile net loss
   to net cash used in operating
   activities -
     Depreciation                             8,641       5,802        2,839
     Stock issued for services              169,550      18,550      151,000
     Change in assets and liabilities -
      Accounts payable and accrued
        expenses                            340,411     287,969       52,442
                                         ----------    ---------    --------
                                            518,602     312,321      206,281
                                         ----------    ---------    ---------
        Net cash (used) in
          operating  activities          (1,220,096)   (609,386)   (610,710)
                                         ----------    --------     --------
Cash  flows  from  investing  activities
 Purchase  of  property  and  equipment    (29,470)      (1,080)    (28,390)
                                          ---------    ---------    --------
         Net cash (used in)                (29,470)      (1,080)    (28,390)
          investing activities           ---------    ---------    --------

Cash  flows  from  financing  activities
 Proceeds  from  notes  payable            930,000      408,000      522,000
 Issuance  of  preferred  stock            299,603       99,600      200,003
 Issuance  of  common  stock                24,700       24,700          -
                                          --------      --------    --------
       Net  cash  provided  by
        financing  activities            1,254,303      532,300      722,003
                                         ----------    ---------    --------

Net  (decrease)  increase  in  cash          4,737      (78,166)      82,903

Cash,  beginning  of  year                      -        82,903           -
                                         ----------     --------  -----------

Cash,  end  of  year                    $    4,737    $   4,737      $  82,903
                                         ==========    =========      =========

Supplemental  disclosure  of  cash  flow  information:
     Cash paid during the year for interest was $0 for December 31, 1997 and 1996.

Non-cash  investing  and  financing  activities:
     During 1996, the Company issued 50 shares of Series A preferred stock for $284,000 related to the conversion of notes payable and accrued interest of $272,000 and $12,000, respectively.

     During 1997, the Company issued 64.285 shares of common stock for $89,092 related to the conversion of notes payable and accrued interest of $85,500 and $3,592, respectively.




                              CYMEDIX CORPORATION
                         (A DEVELOPMENT STAGE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS



NOTE  1  -  ORGANIZATION  AND  SIGNIFICANT  ACCOUNTING  POLICIES
----------------------------------------------------------------

Organization
------------

Cymedix Corporation (the Company) was incorporated in California under the name MedSoft Online, Inc. in November 1995. The Company commenced operations in January 1996 and subsequently changed its name to Cymedix Corporation.

The Company was formed for the purpose of developing and marketing turnkey software packages for the secure exchange of medical data on the Internet. The Company's first product, LYNX-MC, is a connectivity software application for the transmission of medical data over the Internet between participants in the managed care marketplace, including the primary physician, clinical laboratory, radiology center, referral physician and the managed care organization. As the Company has not yet generated revenue from its planned principal operations, it is considered to be in the development stage.

Property  and  Equipment
------------------------

Property and equipment are stated at cost. Depreciation is calculated using the straight-line method over the five year estimated useful lives of the related assets.

Income  Taxes
-------------

Deferred tax assets and liabilities are determined based on differences between the financial reporting and tax basis of assets and liabilities and are measured by applying enacted tax rates and laws to taxable years in which such differences are expected to reverse.

Due to operating loss of $921,707 and $816,991 for the years ended December 31, 1997 and 1996, no current income tax expense or payable has been recorded. This results in operating loss carryforwards of $1,738,698 which can be utilized to offset future taxable income and will expire in 2012 if unused. A valuation allowance has been provided for this deferred tax asset. The Company's net operating loss carryforwards will be limited in the future as a result of the transaction described in Note 8.

Financial  Instruments
----------------------

The carrying value of the Company's cash, accounts payable and accrued expenses approximate their fair values due the short-term nature of these financial instruments.

NOTE  1  -  ORGANIZATION  AND  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)
-----------------------------------------------------------------------------

Revenue  Recognition
--------------------

The Company anticipates generating future revenue through licensing arrangements with sponsoring organizations from: the shipment of LYNX server hardware to the sponsor, monthly software licensing fees payable at the beginning of each month during the license term, guaranteed minimum annual transaction fees payable at the beginning of each contract year and fees for any transactional activity above specified monthly minimums. As of December 31, 1997 and 1996, the Company has not generated any licensing revenues.

Basic  Loss  Per  Share
-----------------------

The Company computes basic and diluted loss per share in accordance with SFAS No. 128. Basic loss per share is based upon the weighted average number of shares outstanding. All dilutive potential common shares have an antidilutive effect on diluted net loss per share and therefore have been excluded in determining net loss per share. The Company's basic and diluted loss per share are equivalent and accordingly only basic loss per share has been presented.

Use  of  Estimates
------------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE  2  -  CONTINUED  EXISTENCE
--------------------------------

The Company is in the development stage and has not yet begun its planned principal operations. The Company's ability to continue to develop and market its proprietary technology is dependent upon its ability to obtain future funding.

Management is currently taking steps to obtain additional funding necessary to support activities until such time revenues from operations become sufficient to sustain operations. Subsequent to year end, the Company merged with a subsidiary of Medix Resources, Inc. (formerly International Nursing Services, Inc.) who has provided bridge financing (Notes 4 and 8).

NOTE  3  -  PROPERTY  AND  EQUIPMENT
------------------------------------

Property  and  equipment  consist  of  the  following:

 Furniture  and  equipment            $  9,891
 Computer  and  software                19,579
                                      --------
                                        29,470
 Less  accumulated  deprecation         (8,641)
                                      --------

                                      $ 20,829
                                       =======

Depreciation expense was $5,802 and $2,839 for the years ended December 31, 1997 and 1996, respectively.


NOTE  4  -  NOTES  PAYABLE
--------------------------

Note  payable  -  Global  Med Technologies, Inc.
 (Global), interest accrued at bank  prime  plus
 2%  (10.5%  at  December  31,  1997).  The
 maturity date is December  31,  1997  at  which
 time  principal  and interest are due in full;
 however,  there  is  an  option to extend the
 maturity to June 30, 1998 if the Company  has
 not  been  successful  in  raising an additional
 $1.5 million in equity  capital prior the scheduled
 maturity debt.  The loan is collateralized by  a
 security interest in all of the Company's assets and
 is convertible, at the  option  of  Holder, into
 51,230 shares of common stock upon any repayment
 default  by  the  Company.                                $250,000


Note  payable  -  International  Nursing Services,
 Inc., principal and accrued interest  at  11% due
 on December 31, 1998.  The outstanding principal
 balance of  this  note shall be convertible, in
 whole or in part, at the option of the Holder,
 into  the  Company's  common stock at a conversion
 price of $1.00 per share.  The  note  is
 collateralized  by  a  security  interest in all
 of the Company's  assets  subordinate  to  the
 Global  security  interest.                               322,500
                                                          --------

                                                          $572,500
                                                           =======



NOTE  5  -  PAYROLL  TAX  LIABILITY
-----------------------------------

At  December  31,  1997,  the  Company was delinquent in remitting payroll tax
payments.    The  Company has accrued $118,000 for estimated taxes and related penalties  and interest.  If the Company were to be audited actual amounts due could  differ  materially  from  those  estimates  made  by  management.


NOTE  6  -  EQUITY
------------------

In 1996, the Company issued 389,000 shares of common stock to founders for services valued at $151,000.

During 1997, the Company converted loans and related accrued interest with a value of $89,092 into 64,285 shares of common stock. The Company also issued
185,500 shares of common stock through the cashless exercise of stock options issued by the Company to employees and third parties for services valued at $18,550.

The Company has authorized 500,000 shares of preferred stock available for issuance.

Series  A  Preferred  Stock  Issuance
-------------------------------------

During  the  period  from  July through December 1996, loans totaling $272,000
(the  "NextCen Loans") were advanced to the Company in several installments by
NextCen  Properties,  LLC  (NextCen).    In  December  1996,  Cymedix  and its
principal  stockholders  entered  into an agreement with NextCen providing for conversion  of  the  NextCen Loans into 50 shares of Series A Preferred Stock.
Although  the  NextCen  Loans  carried  an  8%  annual  interest rate and were collateralized  by a security interest in all of the Company's assets, subject to  the  security  interest previously granted to Global, interest was paid on the  NextCen  Loans  prior  to  conversion,  and  the  security  interest  was terminated upon conversion.  Upon adoption of a plan of dissolution by NextCen in  December  1996, the shares of Series A Preferred Stock were distributed by
NextCen pro rata to its members.  Each share of Series A Preferred Stock has a liquidation  preference  of $5,440, is convertible at the option of the holder into  2,600  shares  of Common Stock and entitles the holder to 2,600 votes on all  matters  submitted  to the stockholders of the Company.  Dividends on the
Series  A Preferred Stock accrued at an annual rate of $272 per share, payable
quarterly  in  arrears.    The  Company  does  not anticipate paying scheduled
dividends  on the Series A Preferred Stock in the foreseeable future.  Accrued and  unpaid  dividends  onto the Series A Preferred Stock will be added to its
liquidation  preference.    No  interest  is payable on any scheduled Series A
Preferred  Stock  dividends  that  are  in  arrears.



NOTE  6  -  EQUITY  (CONTINUED)
-------------------------------

Series  B  Preferred  Stock
---------------------------

In  December 1996, the Company issued a total of 92,594 shares of its Series B
Preferred  Stock  at  $2.16  per  share  in a private placement for a total of
$200,003.  An additional 46,111 shares of Series B Preferred Stock were issued in  February  1997  at  the same price for a total of $99,600.  Each shares of
Series B Preferred Stock has a liquidation preference of $2.16, is convertible at  the  option  of  the  holder  into  one  share of Common Stock, subject to mandatory  conversion  at  the  same  conversion rate if the Company becomes a reporting  company under the Securities Exchange Act of 1934, and entitles the holder  to  one  vote  on  all  matters  submitted  to the stockholders of the
Company.    Dividends on the Series A Preferred Stock accrue at an annual rate of  $.108  per  share,  payable  quarterly  in  arrears.  The Company does not anticipate  paying  scheduled dividends on the Series B Preferred Stock in the foreseeable  future.  Accrued and unpaid dividends onto the Series B Preferred
Stock  will be added to its liquidation preference.  No interest is payable on any  scheduled  Series  B  Preferred Stock dividends that are in arrears.  The
Series  B  Preferred  Stock  ranks  junior  to the Series A Preferred Stock on liquidation  and  dividend  rights.

Stock  Options
--------------

The Company's Board of Directors established a 1996 and 1997 nonqualified stock option plan (the Plans) which provided for the issuance of up to 150,000 and 250,000 shares, respectively, of the Company's common stock. The options issued under the plans are exercisable for a period of 10 years from the date of grant. The Company also issued 67,500 stock options outside of the plans.
Proceeds of $24,700 were received during 1997 on the exercise of stock options resulting in the issuance of 207,000 shares of common stock.

The following is a summary of options granted by the Company which expire at various times through 2007.


                               Number of Options          Exercise Price
                        ---------------------------
                           Plan          Non-Plan            Per  Share
                        ----------     ------------    ----------------------
Outstanding  at
 December  31,  1996      150,000              -          $  .10
Options  granted          230,000            67,500       $  .10 -  $2.65
Options  exercised       (380,000)          (12,500)      $  .10 -  $ .50
Options  canceled              -            (35,000)      $ 1.00 -  $2.16
                          -------            -------       --------------

Outstanding  at
 December  31,  1997           -             20,000       $  2.65
                          ========           =======       ===============

The weighted average exercise price of options outstanding at December 31, 1997 is $2.65.

-------------------------------

Stock  Options  (continued)
---------------------------

The Company has adopted the disclosure-only provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation". Accordingly, no compensation cost has been recognized for the stock option plans. Had compensation cost for the Corporation's two stock option plans been determined based on the fair value at the grant date for awards consistent with the provisions of SFAS No. 123, the Corporation's net loss and loss per share would have been increased to the pro forma amounts indicated below:


                                                       December  31,
                                              ---------------------------
                                                  1997            1996
                                              -----------      -----------
Net  loss  -  as  reported                     (921,707)         (816,991)
Net  loss  -  pro  forma                       (934,290)         (823,336)
Loss  per  share  -  as  reported                 (1.60)            (3.09)
Loss  per  share  -  pro  forma                   (1.62)            (3.12)

The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions used for grants: dividends yield of 0%; expected volatility of 10%; discount rate of 5.5%; and expected lives of 10 years.


NOTE  7  -  OPERATING  LEASES
-----------------------------

The Company leases office facilities and equipment under non-cancelable operating leases which have varying terms and expire in 2001. Rent expense for the years ended December 31, 1997 and 1996 was $34,286 and $30,096, respectively.

Future minimum lease payments under these non-cancelable leases are as follows:

 Fiscal  Year  Ended  December  31,
 ----------------------------------

 1998                                         $    53,153
 1999                                              55,085
 2000                                              52,344
 2001                                               1,130
                                                  -------

                                              $   161,712
                                                  =======



NOTE  8  -  SUBSEQUENT  EVENT
-----------------------------

On November 17, 1997, the Company entered into an agreement and plan of merger with  Medix  Resources,  Inc.  (formerly International Nursing Services, Inc.)
(Medix).    On  January  7,  1998,  the merger was consummated and the Company became  a  subsidiary of Medix.  In exchange, Medix issued 6,980,000 shares of its  common  stock  to  the  shareholders  of  the Company and granted options covering  1,200,000  shares  of  common  stock  to  employees  of the Company.

The  Medix stock given as consideration for the acquisition had a market value
of  approximately  $1,418,000.    The  liabilities  assumed  by  Medix  were
approximately  927,000  which  include approximately $323,000 of previous cash advances,  for  a total purchase price of approximately $2,345,000.  Effective with  the  merger,  the Company's Series B preferred stock becomes immediately convertible  into  shares  of Medix.  Medix has also reserved a portion of the merger  shares for voluntary conversion of the Company's remaining convertible
Series  A  preferred stock which have all been converted to merger shares.  As part  of  the  merger  certain officers of the Company entered into employment agreements  with  the  new  subsidiary  Cymedix  Lynx.



